
B53AE2
COUNT IN

# PATIENT SAFETY TECHNOLOGIES, INC.

## Taglich Brothers 9th Annual Small Cap Equity Conference

## May 2012

# Forward looking statements

The following information contains forward-looking statements. These forward-looking statements are based on Management's current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors, some of which are outside Management's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. You are cautioned not to place undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. All forward-looking statements are based on information available to Management on this date and Patient Safety Technologies, Inc. assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. See "Risk Factors" discussed from time to time in the reports filed by the Company with the Securities and Exchange Commission, including the Form 10-K.



**1 in 8,000** Estimated occurrence rate

**4,000** Incidents per year in the US

**11** Everyday

**$413,000** Estimated per incident costs

**$1.7B** Avoidable costs per year

# The SurgiCount Safety-Sponge® System

**75 million+** Safety-Sponges® successfully accounted for

**3.6 million+** Successful procedures

**260+** Customer hospitals

**7** *U.S. News and World Report* Best Hospitals Honor Roll users

**0** Safety-Sponges® unaccounted for



COUNT IN
Scan
Menu
Count out
Volume: MEDIUM
Battery: 76%
SCAN



*Clinically proven to help eliminate retained surgical sponges*

# Overview

- Patient Safety Technologies, Inc. conducts its operations through a single wholly-owned operating subsidiary: SurgiCount Medical, Inc.
- The Company's core offering, the Safety-Sponge® System, is a proven, cost-effective solution to one of the most common errors in surgery, retained surgical sponges
- Well positioned to become the standard of care in an approximately $450 million domestic market opportunity, international approximately two fold
- Multiple product extensions to expand addressable market and drive accelerated adoption
- Attractive business model with significant operating leverage, currently able to operate at approximately cash flow breakeven
- Successful shareholder led restructuring in mid 2010
  - Greatly reduced cost structure, improved profitability and accelerated growth
- Poised for continued growth, increased profitability

# An introduction to the SurgiCount Safety-Sponge® System

SurgiCounter


COUNT IN

Safety-Sponges®



SurgiCount360™



- More accurate sponge counts
- Post-operative evidence based outcomes and complete documentation solution

# Providing <u>*net savings*</u> to user facilities

- National rate of occurrence estimated at 1 in 8,000 general surgeries
- Estimated average national per event costs of $413,000, **$51.63 per procedure**, ***significantly more than the estimated cost per procedure of implementing the Safety-Sponge® System***

**1 Retained Sponge per 8,000 Procedures(1)** → **Costs Per Incident(2):**

| | |
|---|---|
| Legal | $345, 000 |
| Medical | $68,000 |
| | $413,000 |

→ **$51.63 per procedure**

- Legal costs are trending upwards every year
- <u>***Does not***</u> include other economic costs, or the real human costs
  - Loss of reputation for involved institutions and clinicians within their communities
  - OR and personnel time, government fines

(1) Estimate based on: Cima R, Kollengode A, Garnatz J, Storsveen A, Weisbrod C, Deschamps C. Incidence and characteristics of potential and actual retained foreign object events in surgical patients. Journal of the American College of Surgeons. 2008; 248:80-87.

(2) Legal: CRICO/RMF Strategies, "2009: Annual Benchmarking Report *Malpractice Risks in Surgery*.", U.S. Health and Human Services. Medical: Average CMS payout per retained sponge incident in 2006.

# World class customer list

- 260+ current community, government and teaching hospitals, including 7 US News and World Report 2011-12 Best Hospitals Honor Roll recipients

- Mayo Clinic
- Brigham and Women's Hospital
- UCSF Medical Center
- Mount Sinai
- Cleveland Clinic
- University of Michigan Health System
- Loyola Medicine — We also treat the human spirit.
- Integris Health
- Salem Health
- Marion General Hospital — OhioHealth
- Westlake Hospital
- St. Peter's Health Care Services
- Sanford Health
- Department of Veterans Affairs — United States of America
- Sinai Hospital
- Silver Cross Hospital
- Salinas Valley Memorial Healthcare System
- The Medical Center
- Adventist Health Feather River Hospital
- UF&Shands — The University Of Florida Health System
- Kalispell Regional Medical Center
- Franciscan St. Margaret Health
- Franciscan Physicians Hospital
- Franciscan St. Anthony Health — Crown Point
- Hackensack University Medical Center
- Methodist Hospital
- VA Greater Los Angeles Healthcare System
- University Hospitals
- Gillette Children's Specialty Healthcare
- VA Wilmington
- Franciscan Skemp — Mayo Health System
- Ochsner Health System
- Sutter Health — With You. For Life.
- Jackson Memorial Hospital
- Mount Sinai Queens

# Validated by the most extensive research ever performed on retained surgical sponges

The Joint Commission

**Journal on Quality and Patient Safety®**

Improvement from Front Office to Front Line

February 2011
Volume 37 Number 2



## Eliminating Retained Surgical Sponges

**Features**

**Performance Improvement**

- Using a Data-Matrix–Coded Sponge Counting System Across a Surgical Practice: Impact After 18 Months

**Organizational Change and Learning**

- A Strategic Approach for Managing Conflict in Hospitals: Responding to the Joint Commission Leadership Standard, Part 1
- A Strategic Approach for Managing Conflict in Hospitals: Responding to the Joint Commission Leadership Standard, Part 2

**Adverse Events**

- The Cost of Serious Fall-Related Injuries at Three Midwestern Hospitals

**Health Professions Education**

- Trainees' Perceptions of Patient Safety Practices: Recounting Failures of Supervision

*"After 18 months of continuous use of the data-matrix–coded sponge system throughout our surgical practice, in which some 1,862,373 sponges were counted, we had no retained-sponge events."*
—*Cima et al. (p. 55)*

Joint Commission Resources

- Multi-year, independent clinical research study on retained surgical sponges recently published in the February 2011 edition of *The Joint Commission Journal on Quality and Patient Safety*
- Key results from the study include:
  - Prior to implementation, a retained sponge occurred on average every 64 days
  - During the study 87,404 procedures were performed over 18 months using 1.9 million Safety-Sponges®, ***none*** were retained
  - Use of the solution caused no workflow disruption or increase in case duration
  - Staff satisfaction was acceptable with a high degree of trust in the system
  - The Safety-Sponge® System was found to be highly reliable and cost effective

# Business model overview

- Outsourced manufacturing and partnered distribution strategy
- Significant operating leverage with limited required investment
- Top tier supply chain partners allow for considerable manufacturing and distribution scale and capabilities

A PLUS INTERNATIONAL INC.

- Leading manufacturer of disposable medical and surgical supplies (estimated 35%+ market share)
- China based facilities, headquartered in Chino, CA

CardinalHealth

- Full coverage of entire U.S.
- Logistics, distribution, supply chain and sales / marketing support
- "Preferred RFO solution"

# Recent financial summary

*$ in 000's*

| | | | | New management | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | **2009** | **Q1 10'** | **Q2 10'** | **Q3 10'** | **Q4 10'** | **2010** | **Q1 11'** | **Q2 11'** | **Q3 11'** | **Q4 11'** | **2011** |
| Revenues: | | | | | | | | | | | |
| Stocking orders | $4,503.5 | $1,034.7 | $2,322.4 | $2,463.2 | $3,100.1 | $8,920.4 | $627.8 | $451.6 | $0.0 | $0.0 | $1,079.4 |
| Regular orders | - | 1,330.1 | 1,443.2 | 1,659.3 | 1,444.0 | 5,876.6 | 1,342.8 | 2,117.2 | 2,186.2 | 2,737.8 | 8,384.0 |
| Total revenues | 4,503.5 | 2,364.8 | 3,765.5 | 4,122.6 | 4,544.1 | 14,797.0 | 1,970.6 | 2,568.8 | 2,186.2 | 2,737.8 | 9,463.4 |
| Cost of revenues | 2,703.9 | 1,088.9 | 1,790.4 | 1,950.6 | 2,504.3 | 7,334.1 | 1,041.1 | 1,296.2 | 1,190.9 | 1,587.8 | 5,116.0 |
| Gross profit | 1,799.6 | 1,275.9 | 1,975.2 | 2,172.0 | 2,039.8 | 7,462.9 | 929.5 | 1,272.6 | 995.3 | 1,150.0 | 4,347.4 |
| *Gross margin* | *40.0%* | *54.0%* | *52.5%* | *52.7%* | *44.9%* | *50.4%* | *47.2%* | *49.5%* | *45.5%* | *42.0%* | *45.9%* |
| Total operating expenses | 12,604.7 | 2,679.3 | 3,003.2 | 1,247.0 | 2,718.1 | 9,647.6 | 1,760.4 | 1,684.3 | 1,524.5 | 2,040.8 | 7,010.0 |
| Non cash op. exp. | 6,087.3 | 541.9 | 702.9 | 351.9 | 964.6 | 2,561.3 | 361.3 | 388.6 | 402.1 | 499.2 | 1,651.2 |
| Adjusted total op. exp. | 6,517.4 | 2,137.4 | 2,300.3 | 895.1 | 1,753.5 | 7,086.3 | 1,399.1 | 1,295.7 | 1,122.4 | 1,541.6 | 5,358.8 |
| **Adj. operating income (expense)** | **($4,717.8)** | **($861.5)** | **($325.1)** | **$1,276.9** | **$286.3** | **$376.6** | **($469.6)** | **($23.1)** | **($127.1)** | **($391.6)** | **($1,011.4)** |

- Q3 2010 first quarter under new management team
- Immediate success demonstrated from restructuring initiatives including significant reduction of operating expenses, first reported period of positive operating income in the history of the company in first subsequent reporting period
- Consistently operating the business at significantly reduced spend levels while growing the underlying customer base and reported revenues

# Balance sheet summary (as of 12/31/2011)

*$ in 000's*

| | |
|---|---|
| Current assets: | |
| Cash | $3,668.5 |
| A/R | 1,307.5 |
| Inventory | 2,772.1 |
| Prepaid expenses | 180.9 |
| Total current assets | $7,929.0 |
| | |
| PP&E | $1,691.9 |
| Goodwill | 1,832.0 |
| Patents, net | 2,464.1 |
| Other assets | 40.4 |
| Total assets | $13,957.4 |
| | |
| **LIABILITIES AND SHAREHOLDER EQUITY** | |
| Current liabilities: | |
| A/P | $2,808.5 |
| Deferred revenue | 545.0 |
| Accrued liabilities | 574.9 |
| Total current liabilities | $3,928.4 |
| | |
| Shareholder equity | $10,029.0 |
| | |
| Total liabilities and SE | $13,957.4 |

| | |
|---|---|
| Primary shares outstanding | 34,020.3 |
| | |
| Series A preferred stock: | |
| Shares outstanding | 11.0 |
| 7% cumulative cash dividend | |
| Common stock equivalent shares | NA |
| | |
| Series B convertible preferred stock: | |
| Shares outstanding | 65.8 |
| Conversion price | $0.75 |
| 7% PIK dividend | |
| Common stock equivalent shares | 8,773.3 |

# Reported revenues since introduction

- Consistent revenue growth since initial introduction
  - Approx. 98 facilities installed at end of Q4 2011, generating an estimated annual revenue run rate of approximately $11.0 million



$ in 000's
$141
$1,089
$2,780
$4,504
$5,877
$8,390
$10,951
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
Q4 2011 Run Rate

**Q4 2011 Run Rate represents estimated annual sales to end user customers installed as of 12/31/2011 to support annual consumption, calculated as actual reported Q4 revenues multiplied by four. FY2010 and FYI 2011 excludes revenues recognized from the Cardinal Health Forward Order.*

# Customer base since introduction

- Significant implementation activity since Q3 2011
  - 93 new facilities installed (+116% growth)
    - 20 during Q4 2011
    - 51 during Q1 2012
    - 22 to date during Q2 2012
    - Current installed base at 171
- 93 additional facilities under contract with scheduled implementations (264 total)
  - Majority scheduled in first half of 2012
  - Additional Best Hospital Honor Roll recipient under contract (7 total)



264
93
171
+269%
98
78
69
32
16
9
4
2006
2007
2008
2009
2010
At 9/30/2011
2011
At 4/27/2012
Installed
Under contract with pending scheduled implementation

# Driving continued growth through expanded functionality and applications

Leveraging a proven sponge solution...

...into a comprehensive O.R. data input and management offering


SURGICOUNT
MEDICAL
Safety-Sponge
Camera
Checklist
Instruments
Kits
MORE
SCAN

- Image capture
- Implant UDI tracking
- Specimens
- Blood
- Intra-op staff changes

*New features not yet reviewed by the FDA

# Well positioned for continued growth

- Clinically proven, market leading solution for one of the most common errors in surgery
- Significant evidence supporting clinical efficacy and economic rationale
- Compelling customer value proposition
  - Improved patient outcomes, reduced preventable costs
- Attractive business model with significant operating leverage
- World class customer base
- Accelerating market penetration
  - Recent growth of installed base not yet fully reflected in reported financials
  - 90+ additional facilities under contract / expected to implement during first half of 2012
- Expanding product offering to drive continued penetration and additional revenue opportunities